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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 25, 1999



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



          California                   File No. 0-19231          68-0166366
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer)
 Incorporated or organization)                               Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (article attached):

         Redwood Empire Bancorp declares quarterly cash dividend on its Common Stock.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            5/25/99
Date:  ___________________        REDWOOD EMPIRE BANCORP
                                      (Registrant)


                                       /s/ James E. Beckwith
                                  By:
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Financial Officer


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                                  FOR:     REDWOOD EMPIRE BANCORP

                          APPROVED BY:     James Beckwith
                                           Chief Financial Officer
                                           (707) 522-5215

                              CONTACT:     Morgen-Walke Associates, Inc.
                                           John Swenson
                                           (415) 296-7383
For Immediate Release                      Mark Owen
                                          (212) 850-5600



               REDWOOD EMPIRE BANCORP DECLARES QUARTERLY DIVIDEND


SANTA ROSA, Calif. (May 25, 1999) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of four cents per share on the Company's Common Stock. The dividend is payable on July 15, 1999 to shareholders of record on June 30, 1999.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.




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